Exhibit 10.2

                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

         AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT ("Agreement") dated as of February 23, 2004, by and between TOTAL IDENTITY CORP., a Florida corporation (the "Buyer") and ROBERT DAVID, an individual resident of the State of New York (the "Seller").

                              W I T N E S S E T H:

         WHEREAS, the parties are all of the parties to a Stock Purchase Agreement dated October 13, 2003 (the "Original Agreement"); and

         WHEREAS, in connection with the Original Agreement, the parties thereto also entered into a pledge agreement (the "Pledge Agreement") and a promissory note (the "Promissory Note") of even date therewith; and

         WHEREAS, the Buyer, David and Total Identity Systems Corp., a New York corporation ("Total New York") are parties to a Stock Purchase Agreement dated October 13, 2003 (the "Corporate Stock Purchase Agreement"), as amended by Amendment No. 1 to the Corporate Stock Purchase Agreement of even date herewith, pursuant to which the Buyer acquired 60% of the issued and outstanding shares of Total New York (the Corporate Stock Purchase Agreement, as amended, being hereinafter referred to as the "Amended Corporate Stock Purchase Agreement"); and

         WHEREAS,  a dispute  has arisen  between  the  parties to the  Original
Agreement  as  to  alleged   breaches,   non-performance,   interpretation   and
indemnification obligations thereunder (the "Disputed Items"); and

         WHEREAS, the parties desire to settle the Disputed Items and amend the Original Agreement upon the terms and conditions set forth herein

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined terms not otherwise defined herein shall have the respective meanings accorded to them in the Original Agreement.

         2. Section 2 of the Original Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead:

                  "2. Purchase Price.

                  (a) Amount. The purchase price for the Shares (the "Purchase Price") shall be the sum of $500,000.00, payable upon execution of this Agreement, as follows:



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                           (i) $400,000  shall be paid by delivery to the Seller
         of the Buyer's amended and restated promissory note in the amount of $400,000.00, in the form attached hereto as Exhibit A (the " Restated Note"); and

                           (ii) $100,000 shall be paid by the issuance and delivery to the Seller, upon execution of this Agreement, of a certificate evidencing 100,000 shares of the Buyer's common stock, registered in the name of the Seller (the "Purchase Price Shares").

                  (b) Provisions Relating to the Purchase Price.

                           (i) The  Restated  Note shall  amend and  restate the
                  Promissory Note delivered by the Buyer in connection with the Original Agreement. Simultaneous with the execution of this Agreement and delivery of the Restated Note, (A) the Seller shall deliver the original Promissory Note to the Buyer and
                  (B) the Promissory Note shall cease to be of any further force or effect.

                           (ii) Neither the Purchase Price Shares nor the Additional Shares (as hereinafter defined) have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such securities may not be sold, assigned, transferred, pledged or otherwise disposed of ("Transfer") absent registration under the Securities Act or the availability of an applicable exemption therefrom. In the event that the Company files a registration statement under the Securities Act (other than on Form S-4, S-8 or successor forms) seeking to register shares of its common stock for its account or for the account of its shareholders, the Company agrees to register those Purchase Price Shares and Additional Shares that have not theretofore been disposed of by David so as to permit David to publicly resell such shares.

                           (iii) Notwithstanding registration pursuant to the preceding subparagraph, the Seller agrees not to Transfer the Purchase Price Shares or the Additional Shares prior to the expiration of one year from the date hereof (the "Lock Up Period").

                           (iv) The  certificates  evidencing the Purchase Price
                  Shares and the Additional Shares will contain the following or substantially similar legends:

                  "The shares evidenced by this Certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state ("Securities Laws"), and such shares may be not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of absent registration under applicable Securities Laws or an opinion of counsel reasonably satisfactory to the issuer that such registration is not required.


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

                   The shares evidenced by this Certificate are subject to the terms and conditions of an Amended and Restated Pledge Agreement dated February 23, 2004, and certain agreements executed in connection therewith (the "Agreements"). The disposition of these shares is subject to the terms and conditions of the Agreements, copies of which are on file at the offices of the issuer."

                           (vi) In the event, upon expiration of the term of Consulting Agreement of even date herewith between the Buyer and the Seller, the closing bid price for the common stock of the Buyer is less than $1.00 per share, then the Buyer shall pay to the Seller for each of the Purchase Price Shares, an amount equal to the difference between $1.00 and the closing bid price per share on such date. However, in the event that, following expiration of the Lock Up Period but prior to expiration of the term of the Consulting Agreement, the Buyer's common stock trades at a bid price of $1.00 per share or higher for five consecutive trading days, then the Buyer's obligations under this subparagraph shall terminate and cease to be of further force or effect.

                  (c) Additional Consideration. As additional consideration to the Seller for entering into this Agreement, upon execution of this Agreement, the Buyer shall issue and deliver to the Seller, a certificate evidencing an additional 100,000 shares of the Buyer's common stock, registered in the name of the Seller (the "Additional Shares").

                  (d) Representations and Warranties.

                           (i) The Buyer represents and warrants to the Seller that the Purchase Price Shares and the Additional Shares (collectively, the "TIC Stock") have been duly authorized, and when issued and delivered, subject to execution and delivery of this Agreement, the TIC Stock will be validly issued, fully paid and non-assessable.

                           (ii) The Seller represents and warrants to the Buyer that (A) he is acquiring the TIC Stock for his own account, for investment purposes and without a view towards distribution or resale except in accordance with applicable law, (B) he is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act, (C) he has had access to information concerning the Company, including filings made by the Company under the Securities Exchange Act of 1934, which are available at the web site of the United States Securities and Exchange Commission at www.sec.gov, (D) he has such experience in financial and business matters that he is able to evaluate the risks and merits of an investment in the Buyer, (E) he understands that the TIC Stock has not been registered under the Securities Act and that its Transfer is prohibited for a period of one year from the date hereof, and (F) he understands that the TIC Stock is a speculative investment and, except as otherwise provided in this Agreement, there is no assurance that the TIC Stock can be sold at a profit or at all."



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


         3. Section 3 of the Original Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead:

                  "3. Security. In order to secure payment of the Buyer's obligations under the Original Agreement, as amended hereby, the Amended Corporate Stock Purchase Agreement, the Restated Note, Buyer agrees that the Shares, as well as the shares of common stock of Total New York acquired by the Buyer pursuant to the Corporate Stock Purchase Agreement (the "Corporate Shares" and, together with the Shares, the "Pledged Shares") shall be pledged to the Buyer pursuant to the terms of an amended and restated pledge agreement in the form of Exhibit B hereto (the "Restated Pledge Agreement")."

         4. The representations and warranties contained in Section 5 of the Original Agreement are hereby qualified to the extent disclosed on the Schedule of Exceptions attached hereto as Schedule A hereto ("Schedule of Exceptions").

         5. Section 5(f) of the Original Agreement is hereby modified by adding the following to the end thereof: "after giving effect to the information disclosed on the Schedule of Exceptions attached to the Amended Corporate Stock Purchase Agreement."

         6. Section 10(d) of the Original Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead:

                  "(d) Limitations. The obligations of the parties to provide indemnification under this Agreement shall be subject to the following limitations:

                           (a) No claim for indemnification shall be asserted by a party unless the amount of the claim for which indemnification is being sought exceeds $10,000; and

                           (b) No claim for indemnification may be sought by a party after six months from the date hereof."

         7. Section 11(c) of the Original Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead:

                  "(c)  Notices.  Any  notices,   consents,   waivers  or  other
         communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by courier, mail or hand delivery, and will be deemed to have been delivered upon receipt. The addresses for such communications shall be:

                  If to the Seller:         Robert David
                                            3006 East Avenue
                                            Rochester, New York 14610
                                            Telephone: (585) 383-0977



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

                  With a copy to:   Shapiro, Rosenbaum, Liebschutz & Nelson, LLP
                                    1100 Crossroads Building
                                    Two State Street
                                    Rochester, New York 14614
                                    Telephone: (585) 232-2282
                                    Attention: Warren B. Rosenbaum, Esq.


                  If to the Buyer:  Total Identity Corp.
                                    2340 Brighton-Henrietta Town Line Road
                                    Rochester, New York 14623
                                    Telephone: (585) 427-9050
                                    Attention: Philip Mistretta

                  With a copy to:   Schneider Weinberger LLP
                                    2499 Glades Road
                                    Suite 108
                                    Boca Raton, Florida 33431
                                    Att: Steven I. Weinberger, Esq.
                                    Telephone: (561) 362-9595


         Each party shall provide three days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, or (ii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service or receipt from a nationally recognized overnight delivery service."

         8. Section 11(e) of the Original Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead:

                  "(e) Governing Law; Arbitration. This agreement shall be governed by and interpreted in accordance with the laws of the state of Florida without regard to the principles of conflict of laws. Each of the parties irrevocably and unconditionally agrees that any suit, action or legal proceeding arising out of or relating to this Agreement shall be settled by binding arbitration conducted in accordance with the Commercial Rules of Arbitration of the American Arbitration Association ("AAA"). The arbitration shall take place at such location as the AAA determines, and shall be heard by three arbitrators selected in accordance with AAA Rules of Commercial Arbitration. The Arbitrators shall render a reasoned award and such award shall be signed and dated. Any witness residing outside of the state in which the arbitration is heard may testify by affidavit, and such affidavit shall be admissible at any arbitration hearing. The decision of the arbitrators shall be final and binding upon the parties, and the arbitration award may be entered in any court of competent jurisdiction. Initially, each of the


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

         parties shall pay one-half of the fees of the AAA (other than filing fees), including without limitation hearing and arbitrators' fees, and the parties' obligation to pay such fees shall be enforceable in any court of competent jurisdiction. The parties to any arbitration hereunder agree to submit for determination by the arbitrators, the amount of fees and expenses, including reasonable attorney's fees, to be borne by each party."

         9. Contemporaneously herewith (a) the parties to the Corporate Stock Purchase Agreement are entering into the Amended Corporate Stock Purchase
Agreement, (b) the parties to the Pledge Agreement are entering into the Restated Pledge Agreement referred to in Section 3 of this Agreement, (c) the Restated Promissory Note is being delivered by the Buyer in the place and stead of the Promissory Note (the agreements and transactions referred to in subsections (a) through (c) of this Section being collectively referred to as the "Other Agreements"), and (d) the parties hereto are entering into mutual general releases, releasing each other from all claims and obligations, including the Disputed Items, except as otherwise provided in this Agreement and the Other Agreements. The Original Agreement shall be construed so as to give effect to the Other Agreements.

         10. Each of the parties hereby agrees that its covenants and agreements under this Agreement shall be within the scope of the indemnification provisions of Sections 10(a) and 10(b) of the Original Agreement, as the case may be.

         11. Except as modified hereby, the Original Agreement shall remain in full force and effect.



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

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed as of the date and year first above written.

                                       TOTAL IDENTITY CORP., a Florida
                                       corporation

                                       By: /s/ Philip C. Mistretta
                                           ----------------------------------
                                           Philip C. Mistretta, President


                                       TOTAL IDENTITY SYSTEMS CORP., a
                                       New York corporation

                                       By: /s/ Philip C. Mistretta
                                           ----------------------------------
                                           Philip C. Mistretta, Chairm and Chief
                                           Executive Officer

                                       /s/ Robert David
                                       --------------------------------------
                                       Robert David


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